J.P. MORGAN INCOME FUNDS

JPMorgan Unconstrained Debt Fund

(the “Fund”)

(Class R5 Shares)

(a series of JPMorgan Trust I)

Supplement dated May 22, 2019

to the Summary Prospectus and Prospectus

dated July 1, 2018, as supplemented

Expense Cap Changes

Effective July 1, 2019, the Fund’s adviser and/or its affiliates will contractually agree to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentage of the Class R5 average daily net assets as listed below. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/20, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

The expense cap of the Fund’s Class R5 Shares will increase from 0.55% to 0.60%.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-UD-519